PetroQuest Energy, Inc.

ENERGY:::GROWTH:::PETROQUEST

November 2006

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

PetroQuest Energy, Inc.

400 East Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
Phone: (337) 232-7028
Fax: (337) 232-0044
www.petroquest.com
NYSE: PQ
Corporate Contact: Todd Zehnder
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual  results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition,  environmental risks, government regulation and the ability of the company to meet its stated business goals.
Opening Remarks

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Corporate Characteristics
Historically, our growth has come through the drill bit and strategic acquisitions
■
■
7-year historical drilling success – 88%
7-year F&D and Reserve Replacement – $2.52/Mcfe and 255%
■
Added resource play acreage to growth profile – closed 12 acquisitions (68 Bcfe) since December 2003 (blended cost of $1.44/Mcfe)
■
Top quartile operator among peers
■
Highly experienced team with proven track record for generating shareholder returns
■

ENERGY:::GROWTH:::PETROQUEST

Stock Price
Enterprise Value ($MM)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
97
98
99
00
01
02
03
04
05
06/06

PetroQuest Energy, Inc.

Merger
$0.81
$5.32
$811
$163
$12.28
Adding Up Our Milestones

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Seven Years of Growth
■
Reserves      38% CAGR
■
Production       39% CAGR
Cash Flow       137% CAGR
■
Shareholders’ Equity       35% CAGR
■
Stock price       39% CAGR
■

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Optimize Existing Production
Development Drilling
Resource Play Development
Synergistic Acquisitions
Exploration Program
Increases in Corporate Metrics
Company Growth Strategy

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Arkoma
Basin
East Texas
Gulf Coast
Region
Lafayette
Houston
New Orleans
Non-operated
PQ operated
We have grown beyond being soley a Gulf Coast Basin company -
8.1 r/p Ratio at 12/31/05
50% Reserves
50% Reserves
Our Properties

ENERGY:::GROWTH:::PETROQUEST

CONVENTIONAL PLAYS

18%
13%
27%
42%

PetroQuest Energy, Inc.

EAST TX
ARKOMA
South
Louisiana
Offshore
GOM
UNCONVENTIONAL PLAYS
Proved
Reserves (1)
Drilling
Locations (1)
Yearly
Prod. (2)
EAST TEXAS
ARKOMA
SOUTH LOUISIANA
OFFSHORE GULF OF MEXICO
Three
separate
basins - all
poised for
growth
■
Gulf Coast
Net Unrisked
Inventory (1)
(1) Reserves as of December 31, 2005; inventory and locations as of September  30, 2006  (reserves and inventory in Bcfe)
(2) Based on guidance for 2006  (70 – 72 MMcfe/day)
40.1
25.4
14.5
50.9
130.9
346
617
184
240
1,387
252
479
22
35
788
Our Portfolio
Three
separate
basins - all
poised for
growth
■

Propelling our Future Growth
Approximately 40% of projected reserve growth will come from new "resource" plays
■
50% of our reserves are in long-lived basins
■
To date – 94% drill bit success rate in long-lived areas
■
31% of our daily production is from these areas
■
Concentration in three core areas with significant control of operations
■
Large acreage positions with expansion potential
■
Facilities ownership and control
■
Value adding potential through technology improvements in long-lived areas
■

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Oklahoma
Arkansas
Approximately 35,000 net acres in the Hartshorne Coal
■
Approximately 500 Hartshorne Coal locations identified
■
One rig working full time in the Hartshorne Coal
■
Typical economics: .6 Bcf; $600,000 completed well cost; 150-500 Mcf/day I.P. rate
■
■
Additional upside in other horizons (Cromwell, Booch)
Operate 152 miles of gathering system
■
Current production of ~9,000 Mcf/day; increasing monthly
■
Hartshorne
Coal
Arkoma
Basin
Arkoma Basin

ENERGY:::GROWTH:::PETROQUEST

100
90
80
70
60
50
40
30
20
10
Internal Rate of Return (%)
$4.00
$6.00
$8.00
$10.00

PetroQuest Energy, Inc.

Horizontal Coal Bed Methane Well Economics
 Capital Expenditure   $0.6MM
■
 Reserves       0.6 Bcfe
■
 F&D Cost (per Mcf)   $1.00
■
 LOE           $0.65 / Mcfe
■
 I.P. Rate            0.25 MMcfe/d
■
 Reserve Life      25 years
■
Gas Price (per Mcf)
Arkoma Basin

ENERGY:::GROWTH:::PETROQUEST

## Caney / Woodford Shale

- Approximately 25,000 net acres
- Projected 80 acre spacing - 250 locations
- Projected 40 acre spacing - 500 locations
- Current economics per horizontal well: 2.5 to 3.0 Bcf; $3.5MM to $4.0 completed well cost; 2.5 to 4.0 MMcf/day I.P. rate
- PQ currently drilling vertical and horizontal wells

PetroQuest Energy, Inc.

Arkoma Basin
Caney / Woodford Shale
PQ acreage
LEGEND
Caney Woodford
Shale Trend
Fayetteville
Shale Trend
Barnett
Shale Trend
Texas
Oklahoma
Arkansas
Arkoma Basin – Emerging Resource Play

East Texas Basin
62,000 gross acres; anchored by SE Carthage Field
■
13 MMcfe/day net production (average of 2nd quarter)
■
■
12,500 Mcfe/day net production in SE Carthage Field
■
500 Mcfe/day net production in other areas
Travis Peak and Cotton Valley Formations
■
■
$1.9 MM average well cost – dual completion
■
1+ Bcfe reserve potential per well
Over 100 identified locations in SE Carthage Field
■
Four new areas entered during 2005 with 100+ possible locations
■
Three full time rigs working in the basin
■

ENERGY:::GROWTH:::PETROQUEST

DALLAS
WOOD
KAUFMAN
MARION
CADDO
SMITH
CHEROKEE
ANDERSON
HILL
FREESTONE
LIMESTONE
MCLENNAN
NACOGDOCHES
HOUSTON
SABINE
FALLS
ROBERTSON
TRINITY
POLK
TYLER
JASPER
MADISON
MILAM

PetroQuest Energy, Inc.

SE CARTHAGE
GROSS ACRES: 45,000
I.P. RATE - 1,300 MCF/DAY
POTENTIAL DRILLS: 100+
NICKLAUS PROSPECT
GROSS ACRES: 1,546
POTENTIAL DRILLS: 15+
JONES PROSPECT
GROSS ACRES: 8,800
POTENTIAL DRILLS: 50+
SOUTH ALTO
GROSS ACRES: 4,247
I.P RATE - 1000 MCF/DAY
POTENTIAL DRILLS: 30
HOGAN PROSPECT
GROSS ACRES: 960
POTENTIAL DRILLS: 6
PALMER PROSPECT
GROSS ACRES: 1,562
POTENTIAL DRILLS: 10
PROSPECTS
DISCOVERIES
TEXAS
East Texas Basin

ENERGY:::GROWTH:::PETROQUEST

70
60
50
40
30
20
10
0
Internal Rate of Return (%)
$4.00
$6.00
$8.00
$10.00

PetroQuest Energy, Inc.

 Capital Expenditure    $1.9MM
■
 Reserves            1.1 Bcfe
■
 F&D Cost (per Mcf)     $1.73
■
 LOE             $0.73 / Mcfe
■
 I.P. Rate              1.3 MMcfe/d
■
 Reserve Life        30+ years
■
Gas Price (per Mcf)
Carthage Field – Dual Completed Well Economics
East Texas Basin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

PetroQuest Energy
Bill Barrett C
Carrizo Oil & Gas
Denbury Resources
EOG Resources
Gasco Energy
Goodrich Petroleum
Quicksilver Resources
Southwestern Energy
The Exploration Co.
Ultra Petroleum
orp
Average, excluding PetroQuest
Average, excluding high / low & Petroquest
2005A CF
Multiple (1)
5.3
9.1
14.9
7.1
7.4
220.7
12.9
22.0
17.8
29.35
20.6
24.0
14.2
(1) Company figures and Bloomberg L.P.
(2) Consensus estimates Bloomberg L.P.; company stock prices as of 06/30/2006
2006E CF
Multiple (2)
4.5
5.9
12.6
9.2
6.4
21.7
8.9
13.1
12.1
11.5
19.2
12.1
11.6
2007E CF
Multiple (2)
3.6
5.2
9.7
7.9
5.9
10.6
5.4
10.4
9.0
7.2
14.5
9.1
10.1
Resource Players
Cash Flow Comparison

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Oakbourne
(P&A)
Cayenne (Producing)
The Farm (P&A)
Lafayette
Pelican Point
(Producing)
Grey Plantation
(Drilling)
English Turn
(Producing)
Atchafalaya
2006 South Louisiana Drilling Program

ENERGY:::GROWTH:::PETROQUEST

| Well | NRI | First Production | Feet of Pay | I.P. Rate |
|---|---|---|---|---|
| Cayenne | 37% | Feb-06 | 10' net TVD | 2,500 Mcfe/d |
| Pelican Point | 18% | Aug-06 | 90' net TVD | 10,000+ Mcfe/d |
| Oakbourne | | | | P&A'd |
| English Turn | 41% | Jul-06 | 210' net TVD | 10,000+ Mcfe/d |
| The Farm | | | | P&A'd |

| Prospect | Ownership | Total Depth | Gross Unrisked Reserves | Spud Date |
|---|---|---|---|---|
| Gray Plantation | 23% | 17,900 | 34 Bcfe | Drilling |
| Atchafalaya | 23% | 15,500 | 62 Bcfe | Dec-06 |

PetroQuest Energy, Inc.

2006 South Louisiana Drilling Program

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Pacific Grove
(P&A)
Lafayette
Grayhawk
(Completing)
Denali
(P&A)
WC Drilling
Program
(Completing)
SS 72 Drilling
Program
(Completing)
2006 Gulf of Mexico Drilling Program

ENERGY:::GROWTH:::PETROQUEST

| Prospect | NRI | First Production | Feet of Pay | I.P. Rate |
|---|---|---|---|---|
| Grayhawk | 18% | Nov-06 | 132' net TVD | 20,000 Mcfe/d |
| Denali | | | | P&A'd |
| Pacific Grove | | | | P&A'd |
| WC Program | 22% | Dec-06 | Various | Various |
| SS 72 Program | 33% | Various | Various | Various |

| Prospect | Ownership | Total Depth | Gross Unrisked Reserves | Spud Date |
|---|---|---|---|---|

PetroQuest Energy, Inc.

2006 Gulf of Mexico Drilling Program

Consistent Approach Generates
Continued Growth
Economic reserve additions and production growth
■
Effective cost control
■
Balanced portfolio of projects
■
Use acquisitions to augment future drilling program
■

ENERGY:::GROWTH:::PETROQUEST

200
180
160
140
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

PetroQuest Energy, Inc.

Resource Play
Inventory Wedge
East Texas
Arkoma
Gulf Coast
Bcfe
Growth in Reserves

ENERGY:::GROWTH:::PETROQUEST

$175
$150
$125
$100
$75
$50
$25
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006

PetroQuest Energy, Inc.

in millions
Cash Flow Growth

ENERGY:::GROWTH:::PETROQUEST

$6.90
$5.90
$4.90
$3.90
$2.90
$1.90
$0.90
($0.10)
1998
2000
2002
2004
9/30/2006

PetroQuest Energy, Inc.

$ / Mcf
Gross Margin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Onshore
Offshore
100% Gulf Coast
32% East
Texas
20% Arkoma
23% South
Louisiana
25% GOM
$165 - 175 million
Drilled 128 - 138 Wells
$64 million
Drilled 10 Wells
2002
2006
Capital Investment Program –
Our Change is Complete

ENERGY:::GROWTH:::PETROQUEST

140
120
100
80
60
40
20
0
Drilled
Completed
1998
1999
2000
2001
2002
2003
2004
2005
2006E

PetroQuest Energy, Inc.

Drilling Activity Leads to Production Growth

ENERGY:::GROWTH:::PETROQUEST

27
25
22
20
17
15
12
10
7
5
2
-1
1998
1999
2000
2001
2002
2003
2004
2005
2006E

PetroQuest Energy, Inc.

Gulf Coast
East Texas
Arkoma
Bcfe
We’re Forecasting Production Growth

Framework for Future Growth
PetroQuest has the inventory and capability to continue its steady production and reserve growth in all three basins
■
Resource plays forecasted to grow production and reserves in our long-lived areas
■
■
Continue to improve operating efficiencies in our long-lived areas through continuous drilling
15 high quality exploration prospects in inventory
■
Balance sheet supports reserve base expansion
■
Management owns largest portion of company among peer group
■